Other Assets	6 Months Ended
Jun. 30, 2023
Disclosure Of Other Assets [Abstract]
Other assets
6. Other assets

	June 30, 2023	December 31, 2022

	(in thousands)
	£	£
Other assets	2,596	2,684

In April 2021, the Company initiated legal proceedings against Gilead Sciences Ireland UC and Gilead Sciences GmbH in the German Regional Court of Dusseldorf (“RC Dusseldorf”) for patent infringement for the sale of Sovaldi as well as its combination products Harvoni, Vosevi and Epclusa in Germany. Later in 2021, the Company provided a security of €3.0 million by depositing funds with RC Dusseldorf to cover the legal costs of Gilead Sciences Ireland UC and Gilead Sciences GmbH in the event that the Company was unsuccessful in the final outcome of the patent infringement litigation in Germany.
In May 2023, the Company abandoned all proceedings in Germany and reached a settlement agreement with Gilead Sciences Ireland UC and Gilead Sciences GmbH, and as a result, the security deposit has been repaid in full in July 2023.